UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 16, 2009
SILICON IMAGE, INC.

(Exact name of Registrant as Specified in its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

000-26887	77-0396307

(Commission File Number)	(IRS Employer Identification No.)

1060 East Arques Ave., Sunnyvale, CA	94085

(Address of Principal Executive Offices)	(Zip Code)
(408) 616-4000

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On March 16, 2009, the Registrant entered into the Silicon Image, Inc. Sales Compensation Plan for Sal Cobar, Vice President of Worldwide Sales for Fiscal Year 2009 (the “Compensation Plan”) with Mr. Cobar. A summary of the Compensation Plan follows.
     The purpose of the Compensation Plan is to attract, retain, motivate and reward the Registrant’s Vice President of Worldwide Sales based on the achievement of a revenue target (the “Target”) which is a component of the Registrant’s 2009 Annual Operating Plan approved by the Registrant’s Board of Directors. Pursuant to the Compensation Plan, Mr. Cobar is entitled to receive a cash incentive payment for the fiscal year ending December 31, 2009, the amount of which depends on the percentage achievement of the Target. No amounts are payable under the Compensation Plan if the Registrant achieves less 70% of the Target. If the Registrant achieves 70% of the Target, a cash incentive payment in the amount of $121,590 will be payable to Mr. Cobar. If the Registrant achieves 100% of the Target, a cash incentive payment in the amount of $173,700 will be payable to Mr. Cobar. The size of the cash incentive payment to Mr. Cobar increases incrementally upon each incremental percentage point of the Target achieved. If the Registrant achieves 120% of the Target, a cash incentive payment in the amount of $1,471,100 will be payable to Mr. Cobar.
     The foregoing is a summary of the Compensation Plan and does not purport to be complete. The foregoing is qualified in its entirety by reference to the Compensation Plan, a copy of which is filed as Exhibit 99.01 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
          (b)
     On March 16, 2009, Silicon Image, Inc. (the “Registrant”) and Paul Dal Santo, the Registrant’s Chief Operating Officer, agreed that Mr. Dal Santo’s employment with the Registrant will terminate effective March 31, 2009.
          (e)
     The information set forth in Item 1.01 above is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
          (d)
          Exhibits.

Exhibit No.	Exhibit Title

99.01	Silicon Image, Inc. Sales Compensation Plan for Sal Cobar, Vice President of Worldwide Sales for Fiscal Year 2009

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 20, 2009	SILICON IMAGE, INC.
	By:	/s/ Edward Lopez
Edward Lopez
Chief Legal Officer

Exhibit List

Exhibit No.	Exhibit Title

99.01	Silicon Image, Inc. Sales Compensation Plan for Sal Cobar, Vice President of Worldwide Sales for Fiscal Year 2009